EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2019	2018	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$19,504	$22,013	-11.40%
Return on Average Assets (Annualized)	1.27%	1.72%	-26.16%
Return on Average Equity (Annualized)	8.50%	11.72%	-27.47%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,654,145	$1,290,893	28.14%
Available-for-Sale Debt Securities	346,723	363,273	-4.56%
Loans (Net)	1,172,386	818,254	43.28%
Allowance for Loan Losses	9,836	9,309	5.66%
Deposits and Repo Sweep Accounts	1,254,588	1,039,625	20.68%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$178,446	$171,750	3.90%
Trust Assets Under Management	1,007,113	862,517	16.76%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.46	$1.79	-18.44%
Net Income - Diluted	$1.46	$1.79	-18.44%
Dividends - Quarterly	$1.08	$1.08	0.00%
Dividends - Special	$0.10	$0.00
Common Book Value	$17.84	$16.02	11.36%
Tangible Common Book Value (a)	$15.68	$15.05	4.19%
Market Value (Last Trade)	$28.25	$26.43	6.89%
Market Value/Common Book Value	158.35%	164.98%	-4.02%
Market Value/Tangible Common Book Value	180.17%	175.61%	2.60%
Price Earnings Multiple (Annualized)	19.35	14.77	31.01%
Dividend Yield (Annualized, Excluding Special Dividend)	3.82%	4.09%	-6.60%
Common Shares Outstanding, End of Period	13,703,022	12,319,330	11.23%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2019	2018	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.22%	14.50%	-8.83%
Nonperforming Assets / Total Assets	0.80%	1.37%	-41.61%
Allowance for Loan Losses / Total Loans	0.83%	1.12%	-25.89%
Total Risk Based Capital Ratio (b)	20.58%	24.42%	-15.72%
Tier 1 Risk Based Capital Ratio (b)	19.08%	23.24%	-17.90%
Common Equity Tier 1 Risk Based Capital Ratio (b)	19.08%	23.24%	-17.90%
Leverage Ratio (b)	13.10%	14.78%	-11.37%

AVERAGE BALANCES
Average Assets	$1,540,469	$1,276,140	20.71%
Average Equity	$229,446	$187,895	22.11%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$55,532	$47,004	18.14%
Noninterest Income	19,284	18,597	3.69%
Total (1)	$74,816	$65,601	14.05%
Noninterest Expense Excluding Merger Expenses (2)	$45,438	$39,158	16.04%
Efficiency Ratio = (2)/(1)	60.73%	59.69%	1.74%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,654,145	$1,290,893
Less: Intangible Assets, Primarily Goodwill	(29,635)	(11,951)
Tangible Assets	$1,624,510	$1,278,942
Total Shareholders' Equity	$244,452	$197,368
Less: Intangible Assets, Primarily Goodwill	(29,635)	(11,951)
Tangible Common Equity (3)	$214,817	$185,417

Common Shares Outstanding, End of Period (4)	13,703,022	12,319,330
Tangible Common Book Value per Share = (3)/(4)	$15.68	$15.05

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses.  These expenses included expenses related to the acquisition of Monument Bancorp, Inc. which closed on April 1, 2019.  Also excluded were expenses associated with analysis of the acquisition of Covenant Bancorp, Inc., which is expected to close in the third quarter 2020.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2019	2019	2019	2018	2018	2018	2018
Interest income	$17,290	$17,277	$17,139	$13,065	$13,304	$12,800	$12,334	$11,890
Interest expense	2,999	3,000	2,934	1,350	1,312	1,241	1,079	993
Net interest income	14,291	14,277	14,205	11,715	11,992	11,559	11,255	10,897
Provision (credit) for loan losses	652	1,158	(4)	(957)	252	60	(20)	292
Net interest income after provision (credit) for loan losses	13,639	13,119	14,209	12,672	11,740	11,499	11,275	10,605
Noninterest income	5,066	4,963	4,849	4,406	5,040	4,462	4,689	4,406
Net gains (losses) on securities	3	13	7	0	(4)	569	1,468	0
Merger-related expenses	281	206	3,301	311	127	200	0	0
Other noninterest expenses	11,834	11,486	11,422	10,696	9,947	9,633	9,684	9,895
Income before income tax provision	6,593	6,403	4,342	6,071	6,702	6,697	7,748	5,116
Income tax provision	1,135	1,096	693	981	1,021	1,111	1,377	741
Net income	$5,458	$5,307	$3,649	$5,090	$5,681	$5,586	$6,371	$4,375
Net income attributable to common shares	$5,431	$5,281	$3,630	$5,063	$5,654	$5,558	$6,339	$4,352
Basic earnings per common share	$0.40	$0.39	$0.27	$0.41	$0.46	$0.45	$0.52	$0.36
Diluted earnings per common share	$0.40	$0.39	$0.27	$0.41	$0.46	$0.45	$0.52	$0.36

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2019	2019	2019	2018	2018	2018	2018
ASSETS
Cash & Due from Banks	$35,202	$51,443	$39,505	$44,002	$37,487	$38,341	$51,475	$36,860
Available-for-Sale Debt Securities	346,723	363,467	363,465	357,646	363,273	358,706	348,044	341,133
Loans Held for Sale	767	2,033	1,131	0	213	551	177	225
Loans, Net	1,172,386	1,130,143	1,108,483	817,136	818,254	813,717	809,816	808,300
Intangible Assets	29,635	29,939	30,013	11,949	11,951	11,951	11,952	11,953
Other Assets	69,432	65,562	67,088	59,267	59,715	62,173	62,543	59,645
TOTAL ASSETS	$1,654,145	$1,642,587	$1,609,685	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

LIABILITIES
Deposits	$1,252,660	$1,294,882	$1,284,143	$1,039,911	$1,033,772	$1,043,947	$1,040,899	$1,018,081
Repo Sweep Accounts	1,928	3,767	3,192	5,132	5,853	5,421	5,169	5,482
Total Deposits and Repo Sweeps	1,254,588	1,298,649	1,287,335	1,045,043	1,039,625	1,049,368	1,046,068	1,023,563
Borrowed Funds	136,419	75,714	62,574	32,844	42,915	35,985	39,054	39,122
Subordinated Debt	6,500	7,000	7,000	0	0	0	0	0
Other Liabilities	12,186	18,285	13,060	9,986	10,985	10,099	9,706	9,049
TOTAL LIABILITIES	1,409,693	1,399,648	1,369,969	1,087,873	1,093,525	1,095,452	1,094,828	1,071,734

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	240,761	238,479	236,284	202,768	201,538	198,355	195,518	191,920
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on
Available-for-sale Securities	3,511	4,173	3,138	(941)	(4,307)	(8,502)	(6,476)	(5,679)
Defined Benefit Plans Adjustment, Net	180	287	294	300	137	134	137	141
TOTAL SHAREHOLDERS' EQUITY	244,452	242,939	239,716	202,127	197,368	189,987	189,179	186,382
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,654,145	$1,642,587	$1,609,685	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

AVAILABLE-FOR-SALE DEBT SECURITIES	December 31, 2019		September 30, 2019		December 31, 2018
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of U.S. Government agencies	$16,380	$17,000	$16,379	$17,096	$12,331	$12,500
Obligations of states and political subdivisions:
Tax-exempt	68,787	70,760	71,317	73,281	84,204	83,952
Taxable	35,446	36,303	31,907	33,086	27,618	27,699
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	58,875	59,210	62,051	62,245	54,827	53,445
Residential collateralized mortgage obligations	115,025	114,723	127,950	127,815	148,964	145,912
Commercial mortgage-backed securities	47,765	48,727	48,581	49,944	40,781	39,765
Total Available-for-Sale Debt Securities	$342,278	$346,723	$358,185	$363,467	$368,725	$363,273

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2019	2019	2018
Residential mortgage:
Residential mortgage loans - first liens	$510,641	$487,425	$372,339
Residential mortgage loans - junior liens	27,503	29,056	25,450
Home equity lines of credit	33,638	35,492	34,319
1-4 Family residential construction	14,798	32,699	24,698
Total residential mortgage	586,580	584,672	456,806
Commercial:
Commercial loans secured by real estate	301,227	297,519	162,611
Commercial and industrial	126,374	115,213	91,856
Political subdivisions	53,570	46,466	53,263
Commercial construction and land	33,555	22,386	11,962
Loans secured by farmland	12,251	7,103	7,146
Multi-family (5 or more) residential	31,070	27,633	7,180
Agricultural loans	4,319	5,145	5,659
Other commercial loans	16,535	12,828	13,950
Total commercial	578,901	534,293	353,627
Consumer	16,741	20,435	17,130
Total	1,182,222	1,139,400	827,563
Less: allowance for loan losses	(9,836)	(9,257)	(9,309)
Loans, net	$1,172,386	$1,130,143	$818,254

Loans Held for Sale
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2019	2019	2018
Residential mortgage loans originated and serviced - outstanding balance	$179,213	$179,594	$171,955
Less: outstanding balance of loans sold	(178,446)	(177,561)	(171,742)
Loans held for sale, net	$767	$2,033	$213

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2019	2019	2019	2018
Balance, beginning of period	$9,257	$8,200	$9,309	$8,856
Charge-offs	(84)	(116)	(379)	(497)
Recoveries	11	15	57	366
Net (charge-offs)	(73)	(101)	(322)	(131)
Provision for loan losses	652	1,158	849	584
Balance, end of period	$9,836	$9,257	$9,836	$9,309

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(Dollars In Thousands)
	Dec 31,	Sept. 30,	Dec 31,
	2019	2019	2018
Impaired loans with a valuation allowance	$3,375	$3,027	$4,851
Impaired loans without a valuation allowance	2,111	2,916	4,923
Total impaired loans	$5,486	$5,943	$9,774

Total loans past due 30-89 days and still accruing	$8,889	$5,230	$7,142

Nonperforming assets:
Total nonaccrual loans	$9,218	$9,020	$13,113
Total loans past due 90 days or more and still accruing	1,207	2,395	2,906
Total nonperforming loans	10,425	11,415	16,019
Foreclosed assets held for sale (real estate)	2,886	2,762	1,703
Total nonperforming assets	$13,311	$14,177	$17,722

Loans subject to troubled debt restructurings (TDRs):
Performing	$889	$924	$655
Nonperforming	1,737	1,744	2,884
Total TDRs	$2,626	$2,668	$3,539

Total nonperforming loans as a % of loans	0.88%	1.00%	1.94%
Total nonperforming assets as a % of assets	0.80%	0.86%	1.37%
Allowance for loan losses as a % of total loans (1)	0.83%	0.81%	1.12%
Allowance for loan losses as a % of nonperforming loans	94.35%	81.10%	58.11%

(1)	Effective April 1, 2019, C&N recorded loans purchased from Monument at fair value. Loans identified as having a deterioration in credit quality were valued at $441,000 at April 1, 2019 and December 31, 2019. The remainder of the portfolio was determined to be the performing component of the portfolio, valued at $258,854,000 at April 1, 2019. The calculation of fair value included a discount for credit losses of $1,914,000, reflecting an estimate of the present value of credit losses based on market expectations. None of the performing loans purchased were found to be impaired in the remainder of 2019; accordingly, there was no allowance for loan losses on loans purchased from Monument as reflected in the table above at December 31, 2019 or September 30, 2019.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2019	Return/	9/30/2019	Return/	12/31/2018	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$17,577	2.03%	$26,539	2.38%	$16,082	2.37%
Available-for-sale debt securities,at amortized cost:
Taxable	280,333	2.29%	285,114	2.41%	282,708	2.56%
Tax-exempt	69,482	3.01%	69,472	3.34%	91,371	3.68%
Total available-for-sale debt securities	349,815	2.43%	354,586	2.59%	374,079	2.83%
Loans receivable:
Taxable	1,100,170	5.28%	1,062,578	5.38%	751,793	5.35%
Tax-exempt	66,195	3.81%	67,741	3.74%	74,672	3.78%
Total loans receivable	1,166,365	5.20%	1,130,319	5.28%	826,465	5.21%
Other earning assets	1,721	3.23%	1,515	2.88%	1,166	3.74%
Total Earning Assets	1,535,478	4.53%	1,512,959	4.60%	1,217,792	4.44%
Cash	19,983		22,341		17,101
Unrealized gain/loss on securities	5,056		4,915		(10,898)
Allowance for loan losses	(9,469)		(8,322)		(8,986)
Bank premises and equipment	16,801		16,103		14,735
Intangible assets	29,902		29,986		11,949
Other assets	53,124		48,276		44,159
Total Assets	$1,650,875		$1,626,258		$1,285,852

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$221,052	0.44%	$232,549	0.62%	$216,757	0.51%
Money market	202,217	0.52%	200,873	0.52%	177,461	0.40%
Savings	169,342	0.16%	170,583	0.15%	155,687	0.10%
Time deposits	379,446	1.81%	385,538	1.82%	225,995	0.99%
Total interest-bearing deposits	972,057	0.94%	989,543	0.99%	775,900	0.54%
Borrowed funds:
Short-term	54,705	2.03%	25,823	2.24%	12,499	1.46%
Long-term	56,564	2.03%	48,953	2.24%	34,936	2.33%
Subordinated debt	7,000	6.57%	6,998	6.58%	0	0.00%
Total borrowed funds	118,269	2.30%	81,774	2.62%	47,435	2.10%
Total Interest-bearing Liabilities	1,090,326	1.09%	1,071,317	1.11%	823,335	0.63%
Demand deposits	299,090		300,183		261,118
Other liabilities	18,446		13,584		11,015
Total Liabilities	1,407,862		1,385,084		1,095,468
Stockholders' equity, excluding accumulated other comprehensive income/loss	238,738		237,000		198,861
Accumulated other comprehensive income/loss	4,275		4,174		(8,477)
Total Shareholders' Equity	243,013		241,174		190,384
Total Liabilities and Shareholders' Equity	$1,650,875		$1,626,258		$1,285,852
Interest Rate Spread		3.44%		3.49%		3.81%
Net Interest Income/Earning Assets		3.75%		3.81%		4.01%

Total Deposits (Interest-bearing and Demand)	$1,271,147		$1,289,726		$1,037,018

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2019	Return/	12/31/2018	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$21,711	2.37%	$21,800	1.90%
Available-for-sale debt securities, at amortized cost:
Taxable	284,072	2.47%	262,461	2.36%
Tax-exempt	73,212	3.45%	97,662	3.58%
Total available-for-sale debt securities	357,284	2.67%	360,123	2.69%
Loans receivable:
Taxable	988,560	5.37%	746,309	5.18%
Tax-exempt	68,999	3.82%	76,037	3.71%
Total loans receivable	1,057,559	5.27%	822,346	5.05%
Other earning assets	1,439	3.13%	1,160	3.10%
Total Earning Assets	1,437,993	4.58%	1,205,429	4.28%
Cash	19,906		17,674
Unrealized gain/loss on securities	1,347		(8,343)
Allowance for loan losses	(8,876)		(9,033)
Bank premises and equipment	15,914		15,156
Intangible assets	25,531		11,952
Other assets	48,654		43,305
Total Assets	$1,540,469		$1,276,140

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$217,910	0.53%	$217,638	0.44%
Money market	194,849	0.49%	180,835	0.30%
Savings	167,677	0.15%	152,889	0.10%
Time deposits	344,446	1.69%	227,060	0.90%
Total interest-bearing deposits	924,882	0.89%	778,422	0.48%
Borrowed funds:
Short-term	33,521	2.19%	25,226	1.45%
Long-term	43,917	2.31%	25,209	2.21%
Subordinated debt	5,274	6.58%	0	0.00%
Total borrowed funds	82,712	2.53%	50,435	1.83%
Total Interest-bearing Liabilities	1,007,594	1.02%	828,857	0.56%
Demand deposits	288,805		249,409
Other liabilities	14,624		9,979
Total Liabilities	1,311,023		1,088,245
Stockholders' equity, excluding accumulated other comprehensive income/loss	228,103		194,333
Accumulated other comprehensive income/loss	1,343		(6,438)
Total Shareholders' Equity	229,446		187,895
Total Liabilities and Shareholders' Equity	$1,540,469		$1,276,140
Interest Rate Spread		3.56%		3.72%
Net Interest Income/Earning Assets		3.86%		3.90%

Total Deposits (Interest-bearing and Demand)	$1,213,687		$1,027,831

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2019	2019	2018	2019	2018
Trust and financial management revenue	$1,684	$1,479	$1,463	$6,106	$5,838
Brokerage revenue	265	333	300	1,266	1,018
Insurance commissions, fees and premiums	18	71	33	167	105
Service charges on deposit accounts	1,395	1,436	1,334	5,358	5,171
Service charges and fees	73	91	80	332	343
Interchange revenue from debit card transactions	690	722	666	2,754	2,546
Net gains from sales of loans	306	310	168	924	682
Loan servicing fees, net	91	(54)	84	100	347
Increase in cash surrender value of life insurance	106	105	99	402	394
Other noninterest income	438	470	813	1,875	2,153
Total noninterest income, excluding realized gains (losses) on securities, net	$5,066	$4,963	$5,040	$19,284	$18,597

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2019	2019	2018	2019	2018
Salaries and wages	$5,395	$5,480	$4,611	$20,644	$17,191
Pensions and other employee benefits	1,545	1,449	1,212	5,837	5,259
Occupancy expense, net	653	654	599	2,629	2,497
Furniture and equipment expense	322	333	295	1,289	1,196
Data processing expenses	836	802	748	3,403	2,750
Automated teller machine and interchange expense	340	297	316	1,103	1,304
Pennsylvania shares tax	345	341	320	1,380	1,318
Professional fees	274	242	116	1,069	976
Telecommunications	207	197	181	744	748
Directors' fees	187	162	157	673	706
Other noninterest expense	1,730	1,529	1,391	6,667	5,213
Total noninterest expense, excluding merger-related expenses	11,834	11,486	9,946	45,438	39,158
Merger-related expenses	281	206	128	4,099	328
Total noninterest expense	$12,115	$11,692	$10,074	$49,537	$39,486